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                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-63511


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

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                         VARIABLE ANNUITY ACCOUNT SEVEN

                    SUPPLEMENT TO THE POLARIS PLUS PROSPECTUS
                              DATED AUGUST 28, 2006

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This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. Retain it with your prospectus for future reference.

The purpose of this supplement is to notify you of a proposal to substitute shares of the Davis Venture Value Portfolio (the "Replacement Portfolio") of the SunAmerica Series Trust for shares of the Equity Income Portfolio (the "Replaced Portfolio") of SunAmerica Series Trust (the "Substitution"). AIG SunAmerica Life Assurance Company ("AIG SunAmerica") has recently filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, AIG SunAmerica and Variable Annuity Account Seven propose to effect the Substitution as soon as is practicable. It is anticipated that the Substitution will occur in November 2006. Since March 1, 2002, the Contract has not been offered to prospective investors.

In addition, we will mail you a Notice within five (5) days after the Substitution stating that the Substitution has taken place and detailing the transactions affecting you. For a period of at least thirty (30) days from the mailing of the Notice, you may transfer all assets, as substituted, to any other variable account available under the Contract without charge or limitation and without that transfer being counted against any limit on free transfers under your Contract, or any requirements for the method of submitting transfer requests.

Dated: September 20, 2006


                Please keep this Supplement with your Prospectus



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